                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                 /s/ Milton R. Brown
                                       ----------------------------------------
                                                Name:  Milton R. Brown

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                 /s/ Richard C. Dell
                                       ----------------------------------------
                                                Name:  Richard C. Dell

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 2nd day of October 1995.



                                                 /s/ Robert A. Doyle
                                       ----------------------------------------
                                                Name:  Robert A. Doyle

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                /s/ Frank A. Fiorenza
                                       ----------------------------------------
                                               Name:  Frank A. Fiorenza

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set her hand as of this 3rd day of October 1995.



                                             /s/ Theresa Paulette Gilbert
                                       ----------------------------------------
                                            Name:  Theresa Paulette Gilbert

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                /s/ Lawrence E. Gloyd
                                       ----------------------------------------
                                               Name:  Lawrence E. Gloyd

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                 /s/ Robert A. Henry
                                       ----------------------------------------
                                                Name:  Robert A. Henry

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                     /s/ Ted Ross
                                       ----------------------------------------
                                                    Name:  Ted Ross

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                /s/ Robert J. Smuland
                                       ----------------------------------------
                                              Name:  Robert J. Smuland

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                   /s/ Jack D. Ward
                                       ----------------------------------------
                                                  Name:  Jack D. Ward

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AMCORE Financial, Inc., a Nevada corporation, which is about to file Registration Statement on Form S-8 with the Securities and Exchange Commission, Washington, D.C., 20549 under the Securities Act of 1933, as amended, for the issuance of shares of Common Stock, par value $.33 per share, upon the exercise of options, stock appreciation rights, restricted stock awards, performance award and such other awards under its 1994 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints CARL J. DARGENE and JOHN R. HECHT, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, from them and in their name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 and other documents in connection therewith with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, know that the undersigned as a director or officer has hereunto set his hand as of this 3rd day of October 1995.



                                                 /s/ Gary L. Watson
                                       ----------------------------------------
                                                Name:  Gary L. Watson